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                                                                 EXHIBIT 10.2

                             WATKINS-JOHNSON COMPANY

                       FIRST AMENDMENT TO CREDIT AGREEMENT

          This FIRST AMENDMENT TO CREDIT AGREEMENT (this "AMENDMENT") is dated as of March 21, 2000 and entered into by and among WATKINS-JOHNSON COMPANY, a California corporation ("COMPANY"), the financial institutions listed on the signature pages hereof ("LENDERS"), CANADIAN IMPERIAL BANK OF COMMERCE, as Administrative Agent ("ADMINISTRATIVE AGENT"), BT COMMERCIAL CORPORATION, as Syndication Agent ("SYNDICATION AGENT"), and as co-arranger ("CO-ARRANGER"), IBM CREDIT CORPORATION, as co-agent ("CO-AGENT"), CIBC WORLD MARKETS CORP., as lead arranger and bookrunner ("LEAD ARRANGER"), and is made with reference to that certain Credit Agreement dated as of January 31, 2000, as amended to the date hereof (as so amended, the "CREDIT AGREEMENT"), by and among Company, Lenders, Administrative Agent, Syndication Agent, Co-Arranger, Co-Agent and Lead Arranger. Capitalized terms used herein without definition shall have the same meanings herein as set forth in the Credit Agreement.

                                    RECITALS

          WHEREAS, Company and Lenders desire to amend the Credit Agreement to increase the permissible maximum Letter of Credit Usage, as set forth below;

          NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows:

          SECTION 1.        AMENDMENT TO THE CREDIT AGREEMENT

          A.    AMENDMENT TO SUBSECTION 3.1 A(ii): LETTERS OF CREDIT.

          Subsection 3.1 A(ii) of the Credit Agreement is hereby amended by deleting the reference to the amount of "$3,500,000" and substituting the amount "$6,500,000" therefor.

          SECTION 2.        CONDITIONS TO EFFECTIVENESS

          Section 1 of this Amendment shall become effective only upon the satisfaction of all of the following conditions precedent (the date of satisfaction of such conditions being referred to herein as the "EFFECTIVE DATE");

          A. On or before the Effective Date, Company shall deliver to Administrative Agent (with sufficient originally executed copies for each Lender) copies of this Amendment, executed by Company.

          B. On or before the Effective Date, all corporate and other proceedings taken or to be taken in connection with the transactions contemplated hereby and all

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acting on behalf of Lenders, and its counsel shall be satisfactory in form and substance to Administrative Agent and such counsel, and Administrative Agent and such counsel shall have received all such counterpart originals or certified copies of such documents as Administrative Agent may reasonably request.

SECTION 3.        REPRESENTATIONS AND WARRANTIES

                  In order to induce Lenders to enter into this Amendment and to amend the Credit Agreement in the manner provided herein, Company represents and warrants to each Lender that the following statements are true, correct and complete:

                  A. CORPORATE POWER AND AUTHORITY. Company has all requisite corporate power and authority to enter into this Amendment and to carry out the transactions contemplated by, and perform its obligations under, the Credit Agreement as amended by this Amendment (the "AMENDED AGREEMENT").

                  B. AUTHORIZATION OF AGREEMENT. The execution and delivery of this Amendment and the performance of the Amended Agreement have been duly authorized by all necessary corporate action on the part of Company.

                  C. NO CONFLICT. The execution and delivery by Company of this Amendment and the performance by Company of the Amended Agreement do not and will not (i) violate any provision of any law or any governmental rule or regulation applicable to Company or any of its Subsidiaries, the Certificate or Articles of Incorporation or Bylaws or other charter documents of Company or any of its Subsidiaries or any order, judgment or decree of any court or other agency of government binding on Company or any of its Subsidiaries,
(ii) conflict with, result in a material breach of or constitute (with due notice or lapse of time or both) a material default under any Contractual Obligation of Company or any of its Subsidiaries, (iii) result in or require the creation or imposition of any Lien upon any of the properties or assets of Company or any of its Subsidiaries (other than Liens created under any of the Loan Documents in favor of Administrative Agent on behalf of Lenders), or
(iv) require any approval of stockholders or any approval or consent of any Person under any Contractual Obligation of Company or any of its Subsidiaries.

                  D. BINDING OBLIGATION. This Amendment and the Amended Agreement have been duly executed and delivered by Company and are the legally valid and binding obligations of Company, enforceable against Company in accordance with their respective terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors' rights generally or by equitable principles relating to enforceability.

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                  E.    INCORPORATION OF REPRESENTATIONS AND WARRANTIES FROM
CREDIT AGREEMENT. The representations and warranties contained in Section 5 of the Credit Agreement are and will be true, correct and complete in all material respects on and as of the Effective Date to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true, correct and complete in all material respects on and as of such earlier date.

                  F. ABSENCE OF DEFAULT. No event has occurred and is continuing or will result from the consummation of the transactions contemplated by this Amendment that would constitute an Event of Default or a Potential Event of Default.

                  SECTION 4.        MISCELLANEOUS

                  A. REFERENCE TO AND EFFECT ON THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS.

                  (i) On and after the Effective Date, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to the "Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as amended by this Amendment.

                  (ii) Except as specifically amended by this Amendment, the Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

                  (iii) The execution, delivery and performance of this Amendment shall not, except as expressly provided herein, constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of Administrative Agent or any Lender under, the Credit Agreement or any of the other Loan Documents.

                  B. FEES AND EXPENSES. Company acknowledges that all costs, fees and expenses as described in Section 10.2 of the Credit Agreement incurred by Administrative Agent and its counsel with respect to this Amendment and the documents and transactions contemplated hereby shall be for the account of Company.

                  C. HEADINGS. Section and subsection headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose or be given any substantive effect.

                  D. Applicable Law. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK.


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                  E.    COUNTERPARTS; EFFECTIVENESS. This Amendment may be
executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document. This Amendment shall become effective upon the execution of a counterpart hereof by Company and Requisite Lenders, receipt by Company and Administrative Agent of written or telephonic notification of such execution and authorization of delivery thereof and compliance with the provisions of Section 2 to this Amendment.

                  [Remainder of page intentionally left blank]


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                  IN WITNESS WHEREOF, the parties hereto have caused this
Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

                                COMPANY:

                                WATKINS-JOHNSON COMPANY

                                By: /S/ MALCOLM CARABALLO
                                   ----------------------------------
                                Name:    Malcolm Caraballo
                                Title:   President and Chief Executive Officer


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                                ADMINISTRATIVE AGENT:

                                CANADIAN IMPERIAL BANK OF COMMERCE,
                                As Administrative Agent

                                By:  /s/ PAUL CHAKMAK
                                   ---------------------------------------
                                   Paul Chakmak
                                   Managing Director
                                   CIBC World Markets Corp., AS AGENT

                                LENDERS:

                                CIBC INC., as a Lender

                                By:  /s/ PAUL CHAKMAK
                                    --------------------------------------
                                    Paul Chakmak
                                    Managing Director
                                    CIBC World Markets Corp., AS AGENT


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                                BT COMMERCIAL CORPORATION, as
                                a Lender

                                By:  /s/ DOUGLAS R. LIG
                                    ----------------------------------------
                                Name:    Douglas R. Lig
                                Title:   Vice President


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                                IBM CREDIT CORPORATION, as a Lender

                                By:  /s/ BRIAN T. SULLIVAN
                                    ----------------------------------------
                                Name:    Brian T. Sullivan
                                Title:   Manager, U.S. Commercial Credit


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                                COMMERICA BANK-CALIFORNIA, as a Lender

                                By:  /s/ SARAH D. LEWIS
                                    ----------------------------------------
                                Name:    Sarah D. Lewis
                                Title:   Vice President


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